UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2016
____________________

1347 CAPITAL CORP.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road, 6th Floor, Itasca, IL 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 700-8064

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 31, 2016, 1347 Capital Corp. (the “Company” or “1347 Capital”) issued a press release (the “press release”) announcing that June 10, 2016 is the record date for the Company’s special meeting in lieu of annual meeting of stockholders (the “special meeting”) to be held in connection with the previously announced business combination between the Company and Limbach Holdings, LLC (“Limbach”). The date, time and location of the special meeting will be set and announced at a later time. Only holders of record of the Company’s common stock at the close of business on June 10, 2016 will be entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The full meeting agenda will be detailed in the definitive proxy statement/prospectus/information statement, which will be included as part of the Registration Statement on Form S-4, as amended (File No. 333-210772) of the Company (the “Registration Statement”), and which will be mailed to all stockholders of record. The Registration Statement has not yet been declared effective by the Securities and Exchange Commission (“SEC”).

Additional Information about the Business Combination and Where to Find It

The Company has filed with the SEC the Registration Statement, which includes a preliminary proxy statement/prospectus/information statement that is both the proxy statement to be distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the special meeting, as well as the prospectus/information statement relating to the offer and sale of the shares of the Company’s common stock to be issued in the proposed business combination and the shares of the Company’s common stock underlying the warrants and preferred stock that may be issued in the proposed business combination. When completed, the Company will mail a definitive proxy statement/prospectus/information statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting. The preliminary proxy statement/prospectus/information statement is not intended to provide the basis for any investment decision or any other decision in respect to the proposed business combination or the related transactions. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus/information statement included in the Registration Statement, and when available, the amendments thereto and the definitive proxy statement/prospectus/information statement, as these materials will contain important information about Limbach, the Company and the proposed business combination. The definitive proxy statement/prospectus/information statement will be mailed to stockholders of the Company as of June 10, 2016, which is the record date established for voting on the proposed business combination and the related transactions. Stockholders will also be able to obtain copies of the proxy statement/prospectus/information statement and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus/information statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: 1347 Capital Corp., 150 Pierce Road, 6th Floor, Itasca, IL, attention: Hassan Baqar, 1-847-700-8064.

Participants in the Solicitation

1347 Capital and its directors and executive officers and Limbach and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of 1347 Capital in connection with the proposed business combination. Information regarding the special interests of these directors and executive officers in the proposed business combination is included in the preliminary proxy statement/prospectus/information statement referred to above, and will be included in the definitive proxy statement/prospectus/information statement included in the Registration Statement, when available, copies of which may be obtained free of charge at the SEC’s web site (www.sec.gov) and at the address described above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed business combination (the “Merger Agreement”), (2) the outcome of any legal proceedings that may be instituted against 1347 Capital, Limbach or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the 1347 Capital or other conditions to closing in the Merger Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that Limbach may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus/information statement relating to the proposed business combination, including those under “Risk Factors” therein, and other filings with the SEC by 1347 Capital. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Limbach undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

	By:	/s/ Hassan R. Baqar
		Name:	Hassan R. Baqar
		Title:	Chief Financial Officer, Secretary and Director

Dated: May 31, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 31, 2016.